

<ARTICLE>                     5
<LEGEND>
       This schedule contains summary financial  information  extracted from the balance  sheet of CNL  Hospitality  Properties,  Inc. at June 30, 1999,  and its
statement  of income  for the six  months  then  ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL Hospitality  Properties,  Inc. for
the six months ended June 30, 1999.
</LEGEND>

<PERIOD-TYPE>                                  6-Mos
<FISCAL-YEAR-END>                              Dec-31-1999
<PERIOD-START>                                 Jan-01-1999
<PERIOD-END>                                   Jun-30-1999
<CASH>                                         68,889,208 <F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F2>
<PP&E>                                         28,752,549
<DEPRECIATION>                                 845,625
<TOTAL-ASSETS>                                 141,107,865
<CURRENT-LIABILITIES>                          0 <F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       157,925
<OTHER-SE>                                     138,447,754
<TOTAL-LIABILITY-AND-EQUITY>                   141,107,865
<SALES>                                        0
<TOTAL-REVENUES>                               3,420,429
<CGS>                                          0
<TOTAL-COSTS>                                  1,137,450
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             233,330
<INCOME-PRETAX>                                1,892,529
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,892,529
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,892,529
<EPS-BASIC>                                  .20
<EPS-DILUTED>                                  .20

<F1>Cash includes certificate of deposit and restricted cash totalling
$5,015,822 and $204,132, respectively.
<F2>Due to the nature of its industry, CNL Hospitality Properties, Inc. has an unclassified balance sheet, therefore, no values are listed above for current assets and current liabilities.


